Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
APARTMENT INVESTMENT AND MANAGEMENT COMPANY	MD
AIMCO-GP, INC.	DE
AIMCO-LP TRUST	DE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY and AIMCO PROPERTIES, L.P.
AIMCO PROPERTIES, L.P.	DE
RIVERCREST APARTMENTS, L.P.	SC
AP XII TWIN LAKE TOWERS, LLC	DE
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CCIP STERLING, L.P.	PA
CCP IV KNOLLWOOD, LLC	DE
POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP	TN
CEDAR RIM APARTMENTS, LLC	DE
LAZY HOLLOW PARTNERS	CA
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
NATIONAL PROPERTY INVESTORS III, LP	DE
NATIONAL PROPERTY INVESTORS 4, LP	DE
CPF CREEKSIDE, LLC	DE
PEAK AT VININGS, LLC	DE
LAKESIDE AT VININGS, LLC	DE
FOX STRATEGIC HOUSING INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP	CA
CHESTNUT HILL ASSOCIATES LIMITED PARTNERSHIP	DE
AIMCO RIVERSIDE PARK, L.L.C.	DE
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES, LLC	DE
LAFAYETTE MANOR ASSOCIATES LIMITED PARTNERSHIP	VA
RI-15 LIMITED PARTNERSHIP	DC
WASHINGTON CHINATOWN ASSOCIATES LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
UNIVERSITY PLAZA ASSOCIATES	PA
AIMCO FOXCHASE, L.P.	DE
AIMCO ELM CREEK, L.P.	DE
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NHP PARKWAY L.P.	DE
WILLIAMSBURG LIMITED PARTNERSHIP	IL
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
BRANDERMILL-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
AIMCO REFLECTIONS, LLC	DE
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
AIMCO SCHAUMBURG-OXFORD, LLC	DE
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
FARMINGDALE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IL
WATERS LANDING PARTNERS, L.L.C.	MD
OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
NP BANK LOFTS ASSOCIATES, L.P.	CO

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
HUNT CLUB PARTNERS, L.L.C.	MD
LARGO PARTNERS, L.L.C.	MD
CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP	IL
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO HILLMEADE, LLC	DE
AIMCO CALHOUN, L.L.C.	DE
RAMBLEWOOD LIMITED PARTNERSHIP	MI
AIMCO KEY TOWERS, L.P.	DE
AIMCO MAPLE BAY, L.L.C.	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO TOR, L.L.C.	DE
AIMCO CHELSEA LAND, L.L.C.	DE
AIMCO YORKTOWN, L.P.	DE
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
AIMCO CANYON TERRACE, L.P.	DE
LA CRESCENT GARDENS LP	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS LP	DE
AIMCO MALIBU CANYON, LLC	DE
LINCOLN MARINERS ASSOCIATES LIMITED	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
AIMCO VILLA DEL SOL, L.P.	DE
CITY LINE ASSOCIATES LIMITED PARTNERSHIP	VA
LA LAKES LP	DE
LA PARK LA BREA C LLC	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.	DE
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO ROYAL CREST - NASHUA, L.L.C.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO WEXFORD VILLAGE, L.L.C.	DE
AIMCO WARWICK, L.L.C.	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE
PAVILION PRESERVATION, L.P.	DE
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO COLUMBUS AVE., LLC	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
LORING TOWERS PRESERVATION LIMITED PARTNERSHIP	DE
AIMCO YACHT CLUB AT BRICKELL, LLC	DE
CCIP PLANTATION GARDENS, L.L.C.	DE
BILTMORE APARTMENTS, LTD.	OH
NORTHPOINT PRESERVATION LIMITED PARTNERSHIP	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
QUINCY AFFORDABLE HOUSING L.P.	IL
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
LA PARK LA BREA A LLC	DE
WINTER GARDEN PRESERVATION, L.P.	MO
AIMCO 173 EAST 90TH STREET, LLC	DE
PARKWAYS PRESERVATION, L.P.	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO HYDE PARK TOWER, L.L.C.	DE
BAY PARC PLAZA APARTMENTS, L.P.	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
FINLAY INTERESTS 2, LTD.	FL
AIMCO VENEZIA, LLC	DE
ARVADA HOUSE PRESERVATION LIMITED PARTNERSHIP	CO
WATERFORD VILLAGE, L.L.C.	DE
ROYAL CREST ESTATES (MARLBORO), L.L.C.	DE
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
BAYBERRY HILL, L.L.C.	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 237 NINTH AVENUE, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
LA PARK LA BREA B LLC	DE
PLEASANT HILL PRESERVATION, LP	TX
WHITEFIELD PLACE PRESERVATION, LP	TX
AIMCO RIVER CLUB, LLC	DE
WASHINGTON SQUARE WEST PRESERVATION, L.P.	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
PARK PLACE PRESERVATION, L.P.	MO
TERRY MANOR PRESERVATION, L.P.	CA
WOODLAND HILLS PRESERVATION LIMITED PARTNERSHIP	MI
PLUMMER VILLAGE PRESERVATION, L.P.	CA
SOUTH BAY VILLA PRESERVATION, L.P.	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
COPPERWOOD PRESERVATION, LP	TX
TAMARAC PINES PRESERVATION, LP	TX
AIMCO PACIFICA PARK, L.P.	DE
AIMCO ESPLANADE AVENUE APARTMENTS, LLC	DE
NEW BALTIMORE SENIOR PRESERVATION LIMITED PARTNERSHIP	MI
ALL HALLOWS PRESERVATION, L.P.	CA
BAYVIEW PRESERVATION, L.P.	CA
LA SALLE PRESERVATION, L.P.	CA
SHOREVIEW PRESERVATION, L.P.	CA

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
CHC SAN JUAN DEL CENTRO PRESERVATION LP	CO
CARRIAGE HOUSE PRESERVATION, L.P.	DE
SAN JOSE PRESERVATION, L.P.	TX
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO BUENA VISTA APARTMENTS, L.P.	DE
AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO WESTCHESTER PARK, LLC	DE
ROUND BARN MANOR PRESERVATION, L.P.	DE
MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LORING TOWERS SALEM PRESERVATION LIMITED PARTNERSHIP	MA
AIMCO FRAMINGHAM, LLC	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
FOUNTAIN PLACE PRESERVATION, L.P.	DE
RIVERWOODS PRESERVATION, L.P.	DE
TOMPKINS TERRACE, INC.	NY
LA VISTA PRESERVATION, L.P.	CA
BUTTERNUT CREEK PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
VAN NUYS PRESERVATION, L.P.	CA
PANORAMA PARK PRESERVATION, L.P.	CA
CREVENNA OAKS PRESERVATION, L.P.	DE
SUMMIT OAKS PRESERVATION, L.P.	DE
WALNUT HILLS PRESERVATION, L.P.	DE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO WAVERLY, LLC	DE
JAMES-OXFORD LIMITED PARTNERSHIP	MD
BEACON HILL PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
HOPKINS VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
KIRKWOOD HOUSE PRESERVATION LIMITED PARTNERSHIP	DE
INGRAM SQUARE PRESERVATION, L.P.	TX
HUNTERS GLEN AP XII LIMITED PARTNERSHIP	SC
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MILAN, LLC	DE
AIMCO BROADWAY LOFTS, L.P.	DE
AIMCO PROSPECT 400, L.P.	DE
ST. GEORGE VILLAS LIMITED PARTNERSHIP	SC
AIMCO PARK AND 12TH, LLC	DE
AIMCO ROBIN DRIVE, L.P.	DE
AIMCO PLEASANT STREET, LLC	DE
AIMCO ONE CANAL, LLC	DE
AIMCO 234 EAST 88TH ST, LLC	DE
AIMCO 518 EAST 88TH ST, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO 21 FITZSIMONS, LLC	DE
AIMCO TREMONT, LLC	DE
AIMCO BRIAR RIDGE, L.P.	DE
AIMCO EASTPOINTE, LLC	DE
UNIVERSAL BOOT SHOPS, A CALIFORNIA GENERAL PARTNERSHIP	CA
AIMCO 159 FIRST STREET, LLC	DE
AIMCO MEZZO, LLC	DE
AIMCO 270 THIRD STREET NET LESSEE, LLC	DE
AIMCO 270 THIRD STREET, LLC	DE
AIMCO INDIGO, L.P.	DE
ACTC VI MANAGER, LLC	DE
AHP ACQUISITION COMPANY, LLC	ME
AIC REIT PROPERTIES LLC	DE
AIMCO ALL HALLOWS, LLC	DE
AIMCO ANGELES GP, LLC	DE
AIMCO ARVADA HOUSE, LLC	DE
AIMCO BALAYE APARTMENTS I, LLC	DE
AIMCO BAYVIEW, LLC	DE
AIMCO BEACON HILL PRESERVATION GP, LLC	DE
AIMCO BILTMORE, LLC	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BRIAR RIDGE GP, LLC	DE
AIMCO BROADWAY LOFTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE
AIMCO BUTTERNUT CREEK PRESERVATION GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, INC.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CAPITAL HOLDINGS FUND VI, LLC	DE
AIMCO CAPITAL HOLDINGS FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND I, LIMITED PARTNERSHIP	CA
AIMCO CAPITAL TAX CREDIT FUND II, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND III, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IV, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IX, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND V, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VI, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VIII, LLC	DE
AIMCO CAPITAL TAX CREDIT I, LLC	CA
AIMCO CAPITAL TAX CREDIT MANAGEMENT II, LLC	DE
AIMCO CAPITAL, LLC	DE
AIMCO CARRIAGE HOUSE GP, LLC	DE
AIMCO CASA DEL NORTE GP, LLC	DE
AIMCO CASA DEL NORTE LP, LLC	DE
AIMCO CHESTNUT HALL GP, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO CHESTNUT HILL GP, LLC	DE
AIMCO CK PROPERTIES, LLC	DE
AIMCO CLEARING ACCOUNT, LLC	DE
AIMCO CONSTRUCTION SERVICES, LLC	DE
AIMCO COPPERWOOD, LLC	DE
AIMCO COUNTRY CLUB HEIGHTS, LLC	DE
AIMCO CREVENNA OAKS GP, LLC	DE
AIMCO EIGHTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO ELEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO ELM CREEK, LLC	DE
AIMCO EQUITY SERVICES, LLC	VA
AIMCO FIFTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FOUNTAIN PLACE PRESERVATION GP, LLC	DE
AIMCO FOURTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOXCHASE GP, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO HARLEM FUNDING, LLC	DE
AIMCO HEMET DEVCO, LLC	DE
AIMCO HERMOSA TERRACE GP, LLC	DE
AIMCO HERMOSA TERRACE LP, LLC	DE
AIMCO HOLDINGS I, LLC	DE
AIMCO HOLDINGS II, LLC	DE
AIMCO HOLDINGS QRS, INC.	DE
AIMCO HOLDINGS, L.P.	DE
AIMCO HOPKINS VILLAGE PRESERVATION GP, LLC	DE
AIMCO INDIGO GP, LLC	DE
AIMCO INDIO DEVCO, LLC	DE
AIMCO INGRAM SQUARE PRESERVATION GP, LLC	DE
AIMCO IPLP, L.P.	DE
AIMCO KIRKWOOD HOUSE PRESERVATION SLP, LLC	DE
AIMCO LA JOLLA TERRACE GP, LLC	DE
AIMCO LA JOLLA TERRACE LP, LLC	DE
AIMCO LA QRS, INC.	DE
AIMCO LA SALLE, LLC	DE
AIMCO LA VISTA, LLC	DE
AIMCO LIHTC HOLDINGS, LLC	DE
AIMCO LJC, LLC	DE
AIMCO LOFTS HOLDINGS, L.P.	DE
AIMCO LORING TOWERS, LLC	DE
AIMCO LP LA, LP	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO N.P. LOFTS, L.P.	DE
AIMCO NEW BALTIMORE, LLC	DE
AIMCO NINETEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO NORTHPOINT, L.L.C.	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PALM SPRINGS DEVCO, LLC	DE
AIMCO PANORAMA PARK PRESERVATION GP, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK LA BREA, INC.	MD
AIMCO PARK PLACE, LLC	DE
AIMCO PARKVIEW DEVCO, LLC	DE
AIMCO PARKWAYS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC	DE
AIMCO PAVILION PRESERVATION GP, L.L.C.	DE
AIMCO PLEASANT HILL, LLC	DE
AIMCO PLUMMER VILLAGE, LLC	DE
AIMCO PROPERTIES FINANCE CORP.	DE
AIMCO PROPERTIES, LLC	DE
AIMCO PROSPECT 400 GP, LLC	DE
AIMCO QRS GP, LLC	DE
AIMCO RAMBLEWOOD, L.L.C.	DE
AIMCO RIDGEWOOD LA LOMA DEVCO, LLC	DE
AIMCO RIVERWOODS GP, LLC	DE
AIMCO ROBIN DRIVE GP, LLC	DE
AIMCO ROUND BARN MANOR GP, LLC	DE
AIMCO RUSCOMBE GARDENS SLP, LLC	DE
AIMCO SALEM PRESERVATION GP, LLC	DE
AIMCO SAN JOSE, LLC	DE
AIMCO SAN JUAN DEL CENTRO GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO SELECT PROPERTIES, L.P.	DE
AIMCO SERVICE COMPANY, LLC	DE
AIMCO SEVENTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SHOREVIEW, LLC	DE
AIMCO SIXTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO SOUTH BAY VILLA, LLC	DE
AIMCO STAFFORD STUDENT APARTMENTS GP, LLC	DE
AIMCO STERLING VILLAGE DEVCO, LLC	DE
AIMCO SUMMIT OAKS GP, LLC	DE
AIMCO TAMARAC PINES, LLC	DE
AIMCO TENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TERRY MANOR, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO TOMPKINS TERRACE GP, LLC	DE
AIMCO TWELFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO UBS ACQUISITIONS, L.P.	DE
AIMCO UBS, LLC	DE
AIMCO VAN NUYS PRESERVATION, LLC	DE
AIMCO WALNUT HILLS PRESERVATION GP, LLC	DE
AIMCO WASHINGTON SQUARE WEST GP, LLC	DE
AIMCO WHITEFIELD PLACE, LLC	DE
AIMCO WINTER GARDEN, LLC	DE
AIMCO WOODLAND HILLS, LLC	DE
AIMCO/BETHESDA EMPLOYEE, L.L.C.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
AIMCO/BRANDERMILL, L.L.C.	DE
AIMCO/FARMINGDALE, L.L.C.	DE
AIMCO/HIL, L.L.C.	DE
AIMCO/IPT, INC.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/NASHUA, L.L.C.	DE
AIMCO/NHP PARTNERS, L.P.	DE
AIMCO/NHP PROPERTIES, INC.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/RAVENSWORTH ASSOCIATES GP, LLC	DE
AIMCO/RIVERSIDE PARK ASSOCIATES GP, LLC	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO THIRD UNIVERSITY SQUARE, LLC	CO

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO/TIDEWATER, L.L.C.	DE
AIMCO/WESTRIDGE, L.L.C.	DE
AMBASSADOR APARTMENTS, L.P.	DE
AMBASSADOR IX, INC.	DE
AMBASSADOR IX, L.P.	DE
AMREAL CORPORATION	SC
ANGELES INCOME PROPERTIES 6, LP	DE
ANGELES PARTNERS XII, LP	DE
ANGELES REALTY CORPORATION II	CA
BETHESDA HOLDINGS III, LLC	DE
BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
BROAD RIVER PROPERTIES, L.L.C.	DE
BROOKWOOD LIMITED PARTNERSHIP	IL
CALMARK INVESTORS, LTD., A CALIFORNIA LIMITED PARTNERSHIP	CA
CCIP STERLING, L.L.C.	DE
CCP IV ASSOCIATES, LTD.	TX
CCP/IV RESIDENTIAL GP, L.L.C.	SC
CENTURY PROPERTIES FUND XIX, LP	DE
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP	DE
CONSOLIDATED CAPITAL PROPERTIES IV, LP	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
COVE PROPERTIES, INC.	CA
CRC CONGRESS REALTY CORP.	MA
FINLAY INTERESTS MT 2, LTD.	FL
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX PARTNERS II	CA
FOX PARTNERS VIII	CA
FOX REALTY INVESTORS	CA
GP REAL ESTATE SERVICES II INC.	DE
GP-OP PROPERTY MANAGEMENT, LLC	DE
HC/OAC, L.L.C.	MD
HERITAGE PARK II INC.	DE
HERITAGE PARK INVESTORS, INC.	CA
HUNTER'S GLEN AP XII GP, LLC	DE
IPLP ACQUISITION I LLC	DE
ISTC CORPORATION	DE
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CANYON TERRACE QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS QRS INC.	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS QRS INC.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
LA JOLLA COVE MOTEL AND HOTEL APARTMENTS	CA
LA LAKES GP LLC	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LP	DE
LA MALIBU CANYON QRS INC.	DE
LA PARK LA BREA LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LARGO/OAC, L.L.C.	MD
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
LJC ACQUISITIONS, LLC	DE
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL, INC.	DE
MONROE CORPORATION	MD
MORTON TOWERS APARTMENTS, L.P.	DE
NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS	DC
NHP A&R SERVICES, LLC	VA
NHP ACQUISITION CORPORATION	DE
NHP MID-ATLANTIC PARTNERS TWO L.P.	DE
NHP MULTI-FAMILY CAPITAL CORPORATION	DC
NHP PARKWAY ASSOCIATES L.P.	DE
NHP PARTNERS TWO LIMITED PARTNERSHIP	DE
NHP REAL ESTATE CORPORATION	DE
NHP-HDV ELEVEN, INC.	DE
NHP-HDV SEVENTEEN, INC.	DE
NHP-HDV TEN, INC.	DE
NHP-HDV TWELVE, INC.	DE
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN-GP, INC.	DE
NPI EQUITY INVESTMENTS II, INC.	FL
NPI EQUITY INVESTMENTS, INC.	FL
OAC INVESTMENT, INC.	MD
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAMCO VII, L.L.C.	DE
OAMCO XI, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OAMCO XV, L.L.C.	DE
OAMCO XVI, L.L.C.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
OAMCO XXIII, L.L.C.	DE
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES '82 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '83 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP	MD
OXFORD ASSOCIATES '85 LIMITED PARTNERSHIP	MD
OXFORD CORPORATION	IN
OXFORD DEVELOPMENT CORPORATION	IN
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION II	DE
OXFORD EQUITIES CORPORATION III	DE
OXFORD HOLDING CORPORATION	MD
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP, INC.	MD
PARK LA BREA ACQUISITION, LLC	DE
RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RESCORP DEVELOPMENT, INC.	IL
RI-15 GP, LLC	DE
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
RIVERSIDE PARK ASSOCIATES LIMITED PARTNERSHIP	DE
SHELTER PROPERTIES II LIMITED PARTNERSHIP	SC
SHELTER PROPERTIES IV LIMITED PARTNERSHIP	SC
SHELTER REALTY II CORPORATION	SC
SHELTER REALTY IV CORPORATION	SC
STAFFORD STUDENT APARTMENTS, L.P.	DE
THE NATIONAL HOUSING PARTNERSHIP	DC
TIDEWATER-OXFORD LIMITED PARTNERSHIP	MD
TOMPKINS TERRACE PRESERVATION, L.P.	DE
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
VAN NUYS PRESERVATION MT, L.P.	CA
WF-AC TAX CREDIT FUND I, L.P.	DE
WF-AC TAX CREDIT FUND I, LLC	DE
WF-AC TAX CREDIT FUND II, L.P.	DE
WF-AC TAX CREDIT FUND III, L.P.	DE
WL/OAC, L.L.C.	MD
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL